UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  08/03/2004

QUICKSILVER RESOURCES INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  001-14837

DE	75-2756163
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

777 West Rosedale, Suite 300
Fort Worth, TX 76104
(Address of Principal Executive Offices, Including Zip Code)

817-665-4834
(Registrant’s Telephone Number, Including Area Code)

Items to be Included in this Report

Item 7.    Financial statements and exhibits

(c)        Exhibits.

                The following exhibit is furnished as part of this Current Report on Form 8-K:

                Exhibit Number and Description

                99.1        Press Release dated August 3, 2004.

Item 12.    Results of Operations and Financial Condition

On August 3, 2004, we issued a press release announcing our 2nd Quarter 2004 results.

        A copy of the press release is filed as Exhibit 99.1.

        The press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

QUICKSILVER RESOURCES INC.

Date: August 03, 2004.	By:	/s/ Bill Lamkin
Bill Lamkin
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
GRAPHIC.	Company Logo
EX-99.1	Press Release dated August 3, 2004